                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE:   MARCH 27, 2003
                                          ----------------


(i)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1 Notes:                $14,539,925.67
                                                                                                      --------------------
            (            $0.00014836659 per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(ii)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                        $0.00
                                                                                                      --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(iii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B Notes:                           $0.00
                                                                                                      --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(iv)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1 Notes:                $9,355,498.83
                                                                                                      --------------------
            (            $0.00013798671 per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(v)      Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2 Notes:                        $0.00
                                                                                                      --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(vi)     Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1 Notes:                     $59,351.88
                                                                                                      --------------------
            (            $0.00000060563 per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------

(vii)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2 Notes:                    $935,812.50
                                                                                                      --------------------
            (            $0.00000387500 per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------

(viii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-B Notes:                       $51,187.50
                                                                                                      --------------------
            (            $0.00000487500 per $1,000 original principal amount of Class I-B Notes)
              --------------------------

(ix)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1 Notes:                   $112,589.91
                                                                                                      --------------------
            (            $0.00000166062 per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------

(x)      Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2 Notes:                 $1,595,685.00
                                                                                                      --------------------
            (            $0.00000417500 per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xi)     Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining
         (if any):
           (1) Distributed to Class I-A-1 Noteholders:                     $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------
           (2) Distributed to Class I-A-2 Noteholders:                     $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (3) Distributed to Class I-B Noteholders:                       $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (4) Distributed to Class II-A-1 Noteholders:                    $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
           (5) Distributed to Class II-A-2 Noteholders:                    $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------
           (6) Balance on Class I-A-1 Notes:                               $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class I-A-1 Notes)
              --------------------------


                                   Page 1 of 4
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


                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE:   MARCH 27, 2003
                                          ----------------


           (7) Balance on Class I-A-2 Notes:                               $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class I-A-2 Notes)
              --------------------------
           (8) Balance on Class I-B Notes:                                 $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class I-B Notes)
              --------------------------
           (9) Balance on Class II-A-1 Notes:                              $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class II-A-1 Notes)
              --------------------------
          (10) Balance on Class II-A-2 Notes:                              $0.00
                                                            --------------------
            (            $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              --------------------------

(xii)    (X)  Payments made under the Group I Cap Agreement on such date:
            (                     $0.00 with respect to the Class I-A-1 Notes,
              --------------------------
                                  $0.00 with respect to Class I-A-2 Notes, and
              --------------------------
                                  $0.00 with respect to Class I-B Notes), and
              --------------------------
         (Y)  payments made under the Group II Cap Agreement on such date:
            (                     $0.00 with respect to Class II-A-1 Notes and
              --------------------------
                                  $0.00 with respect to the Class II-A-2 Notes); and
              --------------------------
              the total outstanding amount owed to the Cap Provider:
                                  $0.00 with respect to the Group I Cap Agreement and
              --------------------------
                                  $0.00 with respect to the Group II Cap Agreement.
              --------------------------


(xiii)   (X)  GROUP I POOL BALANCE at the end of the related Collection Period:       $255,388,141.24         and
                                                                                 --------------------------
         (Y)  GROUP II POOL BALANCE at the end of the related Collection Period:      $390,051,521.89
                                                                                 --------------------------

(xiv)    After giving effect to distributions on this Distribution Date:
         (a)    (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1 Notes:                   $1,610,245.48
                                                                            --------------------------
                (2) Pool Factor for the Class I-A-1 Notes:                       0.016431100
                                                                 ---------------------------
         (b)    (1) outstanding principal amount of CLASS I-A-2 Notes:                 $241,500,000.00
                                                                            --------------------------
                (2) Pool Factor for the Class I-A-2 Notes:                       1.000000000
                                                                 ---------------------------
         (c)    (1) outstanding principal amount of CLASS I-B Notes:                    $10,500,000.00
                                                                            --------------------------
                (2) Pool Factor for the Class I-B Notes:                         1.000000000
                                                                 ---------------------------
         (d)    (1) outstanding principal amount of CLASS II-A-1 Notes:                 $19,699,960.78
                                                                            --------------------------
                (2) Pool Factor for the Class II-A-1 Notes:                      0.290559900
                                                                 ---------------------------
         (e)    (1) outstanding principal amount of CLASS II-A-2 Notes:                $382,200,000.00
                                                                            --------------------------
                (2) Pool Factor for the Class II-A-2 Notes:                      1.000000000
                                                                 ---------------------------

(xv)     NOTE INTEREST RATE for the Notes:
         (a)  In general:
                (1) Three-Month LIBOR
                    for the period from the previous Distribution Date to this Distribution Date was                     1.40000%
                                                                                                                 ----------------
                (2) the Student Loan Rate was for Group I:        5.81566%             and Group II:   3.57374%
                                                                  ----------------                     ---------------


                                   Page 2 of 4
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


                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE:   MARCH 27, 2003
                                          ----------------


         (b)  Note Interest Rate for the CLASS I-A-1 Notes:      1.47000%         based on       Index-based Rate
                                                                 ----------------                -------------------------
         (c)  Note Interest Rate for the CLASS I-A-2 Notes:      1.55000%         based on       Index-based Rate
                                                                 ----------------                -------------------------
         (d)  Note Interest Rate for the CLASS I-B Notes:        1.95000%         based on       Index-based Rate
                                                                 ----------------                -------------------------
         (e)  Note Interest Rate for the CLASS II-A-1 Notes:     1.55000%         based on       Index-based Rate
                                                                 ----------------                -------------------------
         (f)  Note Interest Rate for the CLASS II-A-2 Notes:     1.67000%         based on       Index-based Rate
                                                                 ----------------                -------------------------

(xvi)    Amount of MASTER SERVICING FEE for related Collection Period:
                            $324,647.62 with respect to the GROUP I Student Loans and
              --------------------------
                            $490,659.65 with respect to the GROUP II Student Loans
              --------------------------
            (            $0.00000331273 per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
                         $0.00000134430 per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
                         $0.00003091882 per $1,000 original principal balance of Class I-B Notes,
              --------------------------
                         $0.00000723687 per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
                         $0.00000128378 per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xvii)   Amount of ADMINISTRATION FEE for related Collection Period:
                              $1,187.04 with respect to the GROUP I Notes and
              --------------------------
                              $1,812.96 with respect to the GROUP II Notes
              --------------------------
            (            $0.00000001211 per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------------
                         $0.00000000492 per $1,000 original principal balance of Class I-A-2 Notes
              --------------------------
                         $0.00000011305 per $1,000 original principal balance of Class I-B Notes,
              --------------------------
                         $0.00000002674 per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------------
                         $0.00000000474 per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------------

(xviii)  (a)  Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
                                  $0.00 with respect to the GROUP I Student Loans
              --------------------------
                                  $0.00 with respect to the GROUP II Student Loans
              --------------------------

         (b)  Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans
                                                # of
                                                Loans                 $ Amount
              30-60 Days Delinquent               446                  $7,988,293
              61-90 Days Delinquent               414                  $5,523,029
              91-120 Days Delinquent              106                  $1,238,683
              More than 120 Days Delinquent       213                  $2,728,203
              Claims Filed Awaiting Payment        45                    $323,043

                   and with respect to the GROUP II Student Loans.
                                                # of
                                                Loans                 $ Amount
              30-60 Days Delinquent               829                  $7,625,868
              61-90 Days Delinquent               531                  $4,898,898
              91-120 Days Delinquent              426                  $4,185,408
              More than 120 Days Delinquent       269                  $2,824,087
              Claims Filed Awaiting Payment       199                  $2,596,281



                                   Page 3 of 4
                                   Page 7 of 8

                        KEYCORP STUDENT LOAN TRUST 2001-A
 Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
        (capitalized terms used herein are defined in Appendix A thereto)

                      DISTRIBUTION DATE:   MARCH 27, 2003
                                          ----------------


(xix)    Amount in the GROUP I PRE-FUNDING Account:                       $249,105.66
                                                            --------------------------
         Amount in the Group I Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                          $0.00
                                                            --------------------------

(xx)     Amount in the GROUP II PRE-FUNDING Account:                   $11,718,722.05
                                                            --------------------------
         Amount in the Group II Pre-Funding Account at the end of the Funding Period to be distributed as a
         payment of principal in respect of the Notes:                          $0.00
                                                            --------------------------

(xxi)    Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                     $129,000.00
                                                                                                           ---------------------

(xxii)   Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:                  $0.00
                   ---------------------

(xxiii)  Amount paid to the Securities Insurer in reimbursement of all Insured Payments made pursuant to the Group II
         Notes Guaranty Insurance Policy                  $0.00
                                          ---------------------

(xxiv)   (A) with respect to the GROUP I INTEREST RATE SWAP:
            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                   $10,993.49;
                                                                                                                ----------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                      $0.00;
                                                                                                                ----------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                    $0.00;
                                                                                                 ---------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                    $0.00;
                                                                                                 ---------------
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                             $0.00; and
              ---------------------
         (B) with respect to the GROUP II INTEREST RATE SWAP:

            the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                   $40,059.58;
                                                                                                                ----------------
            the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                      $0.00;
                                                                                                                ----------------
            the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                    $0.00;
                                                                                                 ---------------
            the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                    $0.00;
                                                                                                 ---------------
            and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                             $0.00
              ---------------------

(xxv)    the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                       $0.00;
                                                                                                      ---------------
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                       $0.00;
                                                                                                      ---------------
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                        $0.00;
                                                                                                 ---------------
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                      $0.00; and
                                                                                                 ---------------
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                     $0.00.
                                                                                                 ---------------

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